Exhibit 99.4

CONSENT AND SECOND AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

CONSENT AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of February 13, 2006 (this “Amendment”), by and among (a) Genesee & Wyoming, Inc., a Delaware corporation (“GWI” or the “US Borrower”), (b) Quebec Gatineau Railway Inc., a corporation constituted under the laws of Quebec, Canada (“Quebec” or the “Canadian Borrower”, collectively the US Borrower and the Canadian Borrower, the “Borrowers”), (c) the Subsidiaries of the US Borrower listed on Schedule I to the Credit Agreement and any other Person which may become a guarantor of the Obligations in accordance with §9.14 of the Credit Agreement (the “US Guarantors”), (d) Genesee & Wyoming Canada Inc., Mirabel Railway Inc., Huron Central Railway Inc. and St. Lawrence & Atlantic Railroad (Quebec) Inc. and any other Person which may become a guarantor of the Canadian Obligations in accordance with §9.14 of the Credit Agreement (the “Canadian Guarantors”), (e) Bank of America, N.A., a national banking association and the other lending institutions listed on Schedule II to the Credit Agreement (the “Lenders”) and (f) Bank of America, N.A., as administrative agent for itself and such lending institutions (acting in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 12, 2004, as amended by a Consent and First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 25, 2005 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, GWI has informed the Lenders that it is contemplating the sale, transfer or conveyance, either through stock or asset transfer or merger, of the majority of the assets held directly or indirectly by the Australian Railroad Group Pty Ltd. (a joint venture with Wesfarmers Railroad Holdings Pty Limited) in an arms length transaction providing not less than $150,000,000 in net cash proceeds to GWI and its Restricted Subsidiaries (the “Australian Disposition”);

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent consent to the Australian Disposition, and the Lenders and the Administrative Agent are willing to consent to the Australian Disposition on the terms set forth herein;

WHEREAS, in connection therewith, the Borrowers, the Lenders, and the Administrative Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2. Consent. Notwithstanding the provisions of §10.5.3 of the Credit Agreement, the Lenders and the Administrative Agent hereby consent to the Australian Disposition and waive compliance with §10.5.3 to the extent necessary to permit the Australian Disposition to be effected without violating said §10.5.3, provided that (a) the Net Cash Proceeds to GWI and its Restricted Subsidiaries from the Australian Disposition are at least $150,000,000, (b) the Australian Disposition shall comply in all other respects with the terms of the Credit Agreement and (c) following the effectiveness of the Australian Disposition, the Borrowers and their Restricted Subsidiaries shall not retain any material liabilities of the businesses disposed of in the Australian Disposition.

§3. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Second Amendment. The Consent and Second Amendment, dated as of February 13, 2006, to this Credit Agreement among the Borrowers, the Guarantors, the Lenders and the Administrative Agent.”

“Australian Disposition. The sale, transfer or conveyance, either through stock or asset transfer or merger, of the majority of the assets held directly or indirectly by the Australian Railroad Group Pty Ltd. (a joint venture with Wesfarmers Railroad Holdings Pty Limited) by the US Borrower, in an arms length transaction providing not less than $150,000,000 in net cash proceeds to GWI and its Restricted Subsidiaries on terms permitted under the Second Amendment.”

(b) Section 10.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (c), and (ii) inserting the following new clause (d) immediately before the period at the end of subsection:

“and (d) so long as no Default or Event of Default shall have occurred and be continuing, and so long as none would result after giving effect thereto, GWI may make Restricted Payments during the period of eighteen (18) months following the closing of the Australian Disposition, consisting of stock repurchases or cash dividends, provided such stock repurchases and cash dividends shall not exceed 100% of the Net Cash Proceeds from the Australian Disposition.”

(c) Section 11.3 of the Credit Agreement is hereby amended by deleting such §11.3 in its entirety and substituting in lieu thereof the following:

“11.3 Consolidated Tangible Net Worth. The Borrowers will not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than the sum of (a) eighty percent (80%) of Consolidated Tangible Net Worth as set forth in the certificate delivered in accordance with §9.4(c) for the fiscal quarter ended March 31, 2005, having given pro forma effect to the June 2005 Acquisition, plus (b) on a cumulative basis, fifty percent (50%) of positive

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Consolidated Net Income (excluding the effect of foreign currency translation gains or losses) for each fiscal quarter ending subsequent to March 31, 2005, plus (c) one hundred percent (100%) of the after-tax gain on sale to the Borrowers from the Australian Disposition, without duplication, minus (d) the monetary amount of stock repurchases and cash dividends made in accordance with §10.4(d), utilizing Net Cash Proceeds of the Australian Disposition.”

§4. Conditions to Effectiveness. This Amendment shall be deemed to be effective on the date upon the Administrative Agent’s receipt of counterparts of this Amendment, executed and delivered by each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

§5. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrowers or the Guarantors, or the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate, limited partnership and limited liability company authority of each of the Borrowers and the Guarantors, (ii) have been duly authorized by all necessary corporate, limited partnership and limited liability company action on the part of the Borrowers and the Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to any such Borrower or Guarantor unless no Material Adverse Effect would result from such conflict, breach or contravention and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon any such Borrower or Guarantor.

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(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers and the Guarantors enforceable against the Borrowers and the Guarantors in accordance with their terms and provisions, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

§6. No Other Consents or Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender, the Borrowers or the Guarantors under the Credit Agreement or the other Loan Documents.

§7. Expenses. All reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the reasonable fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating this Amendment, shall be paid by the Borrowers.

§8. Execution in Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument. Delivery of a counterpart signature page hereof by facsimile shall be effective as delivery of an original signature page.

§9. Miscellaneous. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWERS:	GENESEE & WYOMING INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Treasurer

QUEBEC-GATINEAU RAILWAY INC.

	By:	/s/ Charles N. Marshall
	Name:	Charles N. Marshall
	Title:	Chairman

Signature Page to Second Amendment

LENDERS:	BANK OF AMERICA, N.A., individually and as Issuing Lender and Swingline Lender

	By:	/s/ Andrew Bunton
	Name:	Andrew Bunton
	Title:	Vice President

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew Correia
Name:	Matthew C. Correia
Title:

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JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent

By:	/s/ D. Scott Farqufar
Name:	Scott Farquar
Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/s/ Jeffrey R. Dincher
Name:	Jeffrey R. Dincher
Title:	Assistant Vice President

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LASALLE BANK NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/s/ Robert W. Hart
Name:	Robert W. Hart
Title:	Senior Vice President

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CITIZENS BANK OF MASSACHUSETTS, individually and as Co-Agent

By:	/s/ Cindy Chen
Name:	Cindy Chen
Title:	Senior Vice President

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NATIONAL CITY BANK, individually and as Co-Agent

By:	/s/ Theresa Marie Smith
Name:	Theresa Marie Smith
Title:	Senior Vice President

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SOVEREIGN BANK

By:	/s/ Jason Faber
Name:	Jason Faber
Title:	Assistant Vice President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson
Name:	Robert M. Searson
Title:	Senior Vice President

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COMERICA BANK

By:	/s/ Stacey V. Judd
Name:	Stacey V. Judd
Title:	Vice President

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US GUARANTORS:	ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY
CHATTAHOOCHEE INDUSTRIAL RAILROAD
FORDYCE AND PRINCETON R.R. CO.
GENESEE & WYOMING RAILROAD SERVICES, INC.
GENESEE AND WYOMING RAILROAD COMPANY
ROCHESTER & SOUTHERN RAILROAD, INC.
BUFFALO & PITTSBURGH RAILROAD, INC.
LOUISIANA & DELTA RAILROAD, INC.
ILLINOIS & MIDLAND RAILROAD, INC.
PORTLAND & WESTERN RAILROAD, INC.
WILLAMETTE & PACIFIC RAILROAD, INC.
GOLDEN ISLES TERMINAL RAILROAD, INC.
SAVANNAH PORT TERMINAL RAILROAD, INC.
COMMONWEALTH RAILWAY, INCORPORATED
CORPUS CHRISTI TERMINAL RAILROAD, INC.
RAIL LINK, INC.
TALLEYRAND TERMINAL RAILROAD COMPANY, INC.
SOUTH BUFFALO RAILWAY COMPANY

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

Signature Page to Second Amendment

US GUARANTORS: (CONTINUED)	YORK RAIL LOGISTICS, INC. (formerly Emons Logistics Services, Inc.)
EMONS TRANSPORTATION GROUP, INC.
EMONS RAILROAD GROUP, INC.
MAINE INTERMODAL TRANSPORTATION, INC.
ST. LAWRENCE & ATLANTIC RAILROAD COMPANY
YORK RAILWAY COMPANY
SLR LEASING CORP.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

EMONS INDUSTRIES, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

MARYLAND AND PENNSYLVANIA RAILROAD, LLC

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

ALLEGHENY & EASTERN RAILROAD, LLC

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

PITTSBURG & SHAWMUT RAILROAD, LLC

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

YORKRAIL, LLC

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

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US GUARANTORS: (CONTINUED)	EMONS FINANCE CORP.
	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	Secretary

GWI CANADA, INC.

	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	Secretary

GWI LEASING CORPORATION

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

P & L JUNCTION HOLDINGS, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

UTAH RAILWAY COMPANY
SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

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CANADIAN GUARANTORS:	GENESEE & WYOMING CANADA INC. MIRABEL RAILWAY INC.

	By:	/s/ Charles N. Marshall
	Name:	Charles N. Marshall
	Title:	Chairman

HURON CENTRAL RAILWAY INC.

	By:	/s/ Charles N. Marshall
	Name:	Charles N. Marshall
	Title:	Chairman

ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

	By:	/s/ René Duchesne
	Name:	René Duchesne
	Title:	Vice President

Signature Page to Second Amendment